Share-Based Payments (Tables)	12 Months Ended
Dec. 31, 2025
Share-Based Payment Arrangement [Abstract]
Disclosure of Share-Based Compensation Arrangements by Share-Based Payment Award	The following table shows the fair value of the share options, and the significant inputs used in the Black-Scholes option pricing model:

Fair value per share option	$12.0
Risk-free interest rate (1)	4.05%
Dividend yield	—%
Expected term (2)	6.5 years
Expected term price volatility (3)	30%
 ______________
(1) The risk-free interest rate was estimated based on the yield on a U.S. treasury zero-coupon bond issued with a remaining term equal to the expected term of the share options.
(2) The contractual term is 10 years from the date of grant.
(3) As the Company does not have sufficient trading history, the expected share price volatility was estimated based on the historical volatilities of a selected peer group of comparable companies over a period commensurate with the expected term of the options.